CALAMOS® FAMILY OF FUNDS

Supplement dated December 31, 2014 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B and C and Class I and R, both dated March 1, 2014,

as amended on April 30, 2014 and the Statement of Additional Information,

dated March 1, 2014, as amended on April 30, 2014

The Board of Trustees of Calamos Investment Trust has approved a change in the name of the Calamos Opportunistic Value Fund (the “Fund”), as well as a change in the Fund’s benchmark index.

Effective on or about March 1, 2015 (the “Effective Date”), the Fund will be renamed as shown in the table below.

CURRENT FUND NAME	NEW FUND NAME
Calamos Opportunistic Value Fund	Calamos Opportunistic Fund

On the Effective Date, the Fund’s primary benchmark index will change as shown in the table below and the prospectus and SAI will be revised to replace all references to the Current Index with references to the New Index.

CURRENT INDEX	NEW INDEX
Russell 1000 Value Index	S&P 500

Please retain this supplement for future reference.

MFSPT5 12/14